Building Value. Empowering People. 2019 Annual Meeting February 27, 2020 Exhibit 99.1

Forward Looking Statements and Safe Harbor Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including compliance costs and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity, and the Risk Factors disclosed in our annual and quarterly reports. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ESSA Bancorp

At-A-Glance

ESSA Bancorp, Inc., is a Pennsylvania-chartered holding company for ESSA Bank & Trust. The Bank operates 22 community offices throughout the Greater Pocono, Lehigh Valley, Scranton/Wilkes-Barre and suburban Philadelphia markets, in Pennsylvania. The bank provides banking, insurance, investments and trust services to individuals and businesses in Eastern Pennsylvania. At December 31, 2019, ESSA Bancorp had consolidated assets of $1.81 billion, loans of $1.35 billion, consolidated deposits of $1.35 billion and consolidated stockholders' equity of $191.4 million. Our corporate headquarters are located at 200 Palmer Street, Stroudsburg, PA 18360. We also have two regional administrative centers in the Lehigh Valley and Suburban Philadelphia. ESSA helps its customers reach their financial goals through superior service and empowering employees and customers to bank their way.

ESSA Key Numbers *

Assets......................$1.81 billion
Loans.......................$1.35 billion
Deposits...................$1.35 billion
Employees.............................252
ATMs.................................. 21
Branches............................... 22
* As of December 31, 2019

Capital Strength

ESSA has a strong common equity tier 1 capital ratio, a key measure of a bank's strength and capital adequacy. ESSA capital ratios exceed regulatory minimums for well-capitalized.

	December 31, 2019	Regulatory well-capitalized minimum
Common equity tier 1	12.59%	6.5%
Total capital ratio	13.55%	10.0%

Key Consumer Banking Products and Services

Checking
Savings
Money Market Accounts
Certificates of Deposit
IRAs
ATM Network
Online Banking
Online Account Opening
Mobile Banking
Debit Cards
Bank @ Work

Borrowing Options

Mortgages
Home Equity
Credit Cards
Personal Loans

Key Commercial Banking Products and Services

Commercial Real Estate Banking
Commercial and Industrial Banking
Small Business Banking
Government Banking
Not-For-Profit Banking
Interest Rate Risk Management

Treasury Solutions

Cash Management
Commercial Cards
Merchant Services

Wealth Management

Investment Services
Asset Management & Trust
Employee Benefits

3

Market Overview Additional Counties Where ESSA Conducts Commercial Lending ESSA BRANCH & MARKET FOORPRINT Northern Region Philadelphia Region Lehigh Valley Region

KEY TAKE AWAYS: 2019 Fiscal Year Total revenue reached an all-time high of $75.9 million in fiscal 2019. Closed loans of $382 million, with 13% commercial loan growth in fiscal 2019. Record deposits of $1.34 billion, core deposits increased by $88.6 million to 67% of deposits at September 30, 2019. Non-interest expense decreased by $1.8 million (4.52%) in 2019 on implementation of cost efficiencies. Net interest margin of 2.73% in 2019 versus 2.85% the prior year. Asset quality remains strong. Exited Indirect Auto Lending Business July 2018, fully eliminated in February 2021. Branch rationalization and re-positioning. Increased dividend 11.1% 1Q 2019, subsequent 10% increase in 1Q 2020. Executed share repurchases of 405,384 in 2Q 2019. In July 2019, authorized 500,000 Share Buyback Program.

Total Loan Growth: $113M Commercial Loan Growth: $223M ESSA LOAN COMPOSITION SHIFT •Investing in commercial banking personnel to transition balance sheet • Managing concentrations with room to grow in all segments • Capitalizing on market disruption and consolidation $1.34B Total Loans   Year Ended ($000's) 9/30/2016 9/30/2017 9/30/2018 9/30/2019 1-4 Family $596,645 $586,708 $580,561 $597,514 Construction & Development 1,733 3,097 3,920 5,672 CRE & Multifamily 288,447 318,323 416,573 480,647 Commercial & Industrial (C&I) 96,901 102,202 122,841 127,387 Consumer, Home Equity & Other 244,543 235,710 192,864 130,063 Total Loans $1,228,269 $1,246,040 $1,316,759 $1,341,283 $1.23B Total Loans

Total Deposit Growth: $170M Core Deposit Growth: $200 M $1.18B Total Deposits ESSA RETAIL DEPOSIT COMPOSITION SHIFT • Improving digital channel • Various retail growth initiatives • Leverage public funds in lieu of wholesale borrowing/deposits   Year Ended ($000's) 9/30/2016 9/30/2017 9/30/2018 9/30/2019 DDA $159,955 $187,153 $189,104 $212,802 NOW $149,019 $181,746 $191,804 $188,289 SAV $142,021 $141,520 $135,862 $135,011 MMDA $249,947 $253,949 $296,078 $364,635 TD $314,026 $371,161 $356,554 $284,028 TOTAL $1,014,968 $1,135,529 $1,169,402 $1,184,765 $1.01B Total Deposits

CONSOLIDATED FINANCIAL HIGHLIGHTS Net Income ($ in 000’s) Years Ended September 30 * During the first quarter of fiscal 2018, the Company recorded a one-time charge to income tax expense of $3.7 million related to the reduction in the carrying value of the Company’s deferred tax assets, which resulted from the reduction in the Federal corporate income tax rate under the Tax Cuts and Jobs Act of 2017. ^The 2018 adjusted column presents net income, earnings per share and tangible book value adjusted to exclude this charge.

CONSOLIDATED FINANCIAL HIGHLIGHTS * During the first quarter of fiscal 2018, the Company recorded a one-time charge to income tax expense of $3.7 million related to the reduction in the carrying value of the Company’s deferred tax assets, which resulted from the reduction in the Federal corporate income tax rate under the Tax Cuts and Jobs Act of 2017. ^The 2018 adjusted column presents net income, earnings per share and tangible book value adjusted to exclude this charge. Years Ended September 30

SOLID ASSET QUALITY Years Ended September 30

MANAGEMENT FOCUSED ON EFFICIENT OPERATIONS Years Ended September 30

MANAGEMENT FOCUSED ON EFFICIENT OPERATIONS Years Ended September 30

MAINTAINING CAPITAL STRENGTH Years Ended September 30

TANGIBLE BOOK / FY 2019 STOCK PRICE Years Ended September 30

MARKET CAPITALIZATION ($ in 000’s) Years Ended September 30

CRA INITIATIVES & COMMUNITY INVOLVEMENT ESSA’s Community Home Buyer Program assisted twenty-three first time home buyers and provided $2.9 million in loans. We continued our CARE and STAR programs helping people re-enter society after incarceration. Jordan Heights Neighborhood Development Investment Fund (JH Fund): ESSA entered into an agreement with the Housing Association & Development Corporation (HADC) on October 10, 2018. This agreement was to extend the initial investment of $25,000 for five years ending on September 13, 2023. ESSA entered into an agreement with Pocono Alliance, now Pocono Mountains United Way, to develop a Matched Savings Account Program. The program was developed to help low-income individuals and families become homeowners, small business owners, and graduates of post-secondary education.

OUR COMMUNITIES ESSA employees donated more than 3,500 hours of service to over 8O community organizations. ESSA funds the program costs of the EverFi Financial Literacy Program that is currently offered to 4 local high schools in each of our regions. The Bank made $200,000 in contributions and support to 230 community organizations in 2019. In 2019, The ESSA Bank & Trust Foundation awarded $745,000 in grants to 44 community organizations supporting housing related programs, parks and recreation, education, community health, and the arts.

PROMOTIONAL MESSAGING

STRATEGIC INITIATIVES & 2020 OUTLOOK Further leveraging technology and customer information to improve efficiency and customer experience. Empowering employees and customers to deliver on superior customer service. Continue balance sheet transition toward commercial banking to generate sustainable earnings growth. Core deposit growth highest priority, initiatives focused on that priority. Greater contribution from non-interest income lines of business. Performance that benefits communities, employees and shareholders for the long term.

ESSA Bank & Trust ESSA Investment Services ESSA Asset Management & Trust ESSA Advisory Services